UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

CURRENT REPORT

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of Earliest Event Reported): May 19, 2017

Hanger, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10670 (Commission File Number)	84-0904275 (IRS Employer Identification No.)

10910 Domain Drive, Suite 300
Austin, Texas 78758

(Address of principal executive offices (zip code))

(512) 777-3800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Special Equity Plan

The Compensation Committee of  the Board of Directors (the “Board”) of Hanger, Inc. (the “Company”), with the advice of its compensation consultants, developed the terms of a special equity plan, which was adopted by the Board on May 19, 2017. The Hanger, Inc. Special Equity Plan (the “Special Equity Plan”) has the purpose of retaining and incentivizing key employees and officers.  The Special Equity Plan will provide participants the opportunity to acquire shares of the Company’s common stock (“Common Stock”) and is intended to operate completely independent from the Company’s 2016 Omnibus Incentive Plan.

The Special Equity Plan authorizes the issuance of up to 1,500,000 shares of Common Stock.  All awards under the Special Equity Plan were made on May 19, 2017, and no further grants of awards will be authorized under the Special Equity Plan.  Details regarding awards that were granted to the executive officers of the Company who are expected to be the Company’s named executive officers for purposes of 2016 compensation are included below.  The total number of awards issued to all Company officers and employees under the Special Equity Plan was 1,117,228.  The maximum number of shares issuable under these awards is 1,436,436 shares of Common Stock.

The Special Equity Plan will be administered by the Compensation Committee (the “Committee”) of the Board.  The Committee determined the amounts, forms and terms of the awards granted to participants on May 19, 2017.  The Committee will have the authority to interpret the Special Equity Plan and any agreement covering any award under the Special Equity Plan; make, change and rescind rules and regulations relating to the Special Equity Plan; and make changes to, or reconcile any inconsistency in, any award or agreement covering an award.

The Committee had the ability to grant one or more of the following types of awards under the Special Equity Plan to any officers or other employees of the Company and its affiliates: (1) options to purchase shares of Common Stock (“Options”) and (2) rights to receive shares of Common Stock (“Restricted Stock Units”) based on either performance-based or time-based vesting requirements.  The Committee approved the following form of agreements for use in making awards under the Special Equity Plan: a non-qualified stock option agreement for executives (the “Executive Option Agreement”), a non-qualified stock option agreement for employees (the “Employee Option Agreement”), a restricted stock unit agreement for executives (the “Executive Restricted Stock Unit Agreement”) and a restricted stock unit agreement for employees (the “Employee Restricted Stock Unit Agreement”).

The Options granted pursuant to the Executive Option Agreement and the Employee Option Agreement have an exercise price of $12.77, the last reported sale price of the Common Stock on the OTC pink market on May 18, 2017, the day prior to the grant date.

With respect to the performance-based Restricted Stock Units granted pursuant to the Executive Restricted Stock Unit Agreement and the Employee Restricted Stock Unit Agreement, the performance period will be May 19, 2017, which was the grant date of such performance-based Restricted Stock Units, through the third anniversary of the grant date.  The performance measure will be the three year absolute Common Stock price compounded annual growth rate (“CAGR”).  Pursuant to the Executive Restricted Stock Unit Agreement and the Employee Restricted Stock Unit Agreement, participants will be eligible to earn performance-based Restricted Stock Units based on the following achievement of the performance measure:

	CAGR Result on 3rd Anniversary of Grant Date	Percent of Target Performance-Based Restricted Stock Units Earned
Threshold	10%	50%
Target	20%	100%
Maximum	30% or above	200%

On May 19, 2017, the Committee approved the issuance of awards pursuant to the Special Equity Plan to the following executive officers of the Company in the nature and amounts described below:

Participant	Title	Options	Performance- Based Restricted Stock Units
Vinit K. Asar	President and Chief Executive Officer	159,982	63,993
Samuel M. Liang	President of Hanger Clinic	72,231	28,892
Thomas E. Kiraly	Executive Vice President and Chief Financial Officer	94,167	37,667
Kenneth W. Wilson	President of Southern Prosthetic Supply, Inc.	54,834	21,934
Thomas E. Hartman	Senior Vice President and General Counsel	70,818	28,327

The foregoing descriptions of the Special Equity Plan, the Executive Option Agreement, the Employee Option Agreement, the Executive Restricted Stock Unit Agreement and the Employee Restricted Stock Unit Agreement are qualified in their entirety by reference to the full text of the Special Equity Plan, the Executive Option Agreement, the Employee Option Agreement, the Executive Restricted Stock Unit Agreement and the Employee Restricted Stock Unit Agreement, which are attached as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

Certain Annual Cash Bonus Information

For each of the 2014, 2015 and 2016 fiscal years, the Company’s President and Chief Executive Officer, Mr. Vinit Asar, declined to receive any annual cash bonus compensation under the Company’s annual incentive plan.

For each of the 2015 and 2016 fiscal years, the Company’s Executive Vice President and Chief Financial Officer, Mr. Thomas Kiraly, declined to receive any annual cash bonus compensation under the Company’s annual incentive plan.  Mr. Kiraly did receive a special discretionary bonus of $25,000 in October 2016.

Certain Equity Compensation Plan Award Information

In February 2017, the Compensation Committee of the Board of Directors determined that the targets for the performance-based Restricted Stock Units awarded in March of 2016 to the Named Executive Officers and certain other officers were not met, resulting in the forfeiture of those awards without issuance of common shares.

Summary Table Regarding Incentive Equity Plans

In April 2016, the Company adopted the Hanger, Inc. 2016 Omnibus Incentive Plan (the “2016 Plan”).  The table below sets forth information regarding the Special Equity Plan, the 2016 Plan and equity awards outstanding.

On May 22, 2017, the Company had 36,193,611 common shares outstanding.

			Activity for Year-To-Date Period Ended May 22, 2017
	Balance as of December 31, 2016		Additional shares authorized for issuance	Granted	Vested		Forfeited and other		Balance as of May 22, 2017

Shares available for grant under equity compensation plans:

2016 Omnibus Incentive Plan	1,742,671	(a)	—	(927,867)	—		344,738	(b)	1,159,542
Special Equity Plan	—		1,500,000	(1,436,436)	—		(63,564	)(c)	—
Total	1,742,671		1,500,000	(2,364,303)	—		281,174		1,159,542

Outstanding equity award amounts:
Unvested equity awards	1,552,692		—	2,364,303	(364,668)		(344,738)		3,207,589
Vested but unissued equity awards(d)	81,227		—	—	(15,566	)(e)	—		65,661

(a)                                 The amount listed updates and corrects the amount disclosed in the Equity Compensation Plan table located in Item 12 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2014.

(b)                                 The amount listed represents shares related to forfeited awards, including 288,900 shares related to the forfeited March 2016 performance-based Restricted Stock Unit awards.  In accordance with the terms of the 2016 Plan, these shares are available for future award grants.

(c)                                  Because all awards under the Special Equity Plan were made on May 19, 2017 and no further grants of awards are permitted under the Special Equity Plan, the remaining 63,564 shares authorized under the Special Equity Plan are not available for future issuance and are deemed forfeited for purposes of this table.

(d)                                 The amount listed represents vested restricted stock units that non-employee directors have elected to defer.

(e)                                  The amount listed represents shares issued to non-employee directors upon the expiration of previous deferral elections.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits.

(10.1)                                             Hanger, Inc. Special Equity Plan

(10.2)                                             Form of Non-Qualified Stock Option Agreement for Executives

(10.3)                                             Form of Non-Qualified Stock Option Agreement for Employees

(10.4)                                             Form of Restricted Stock Unit Agreement for Executives

(10.5)                                             Form of Restricted Stock Unit Agreement for Employees

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANGER, INC.

	By:	/s/ Thomas E. Hartman
Thomas E. Hartman
Dated: May 23, 2017		Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

(10.1)	Hanger, Inc. Special Equity Plan

(10.2)	Form of Non-Qualified Stock Option Agreement for Executives

(10.3)	Form of Non-Qualified Stock Option Agreement for Employees

(10.4)	Form of Restricted Stock Unit Agreement for Executives

(10.5)	Form of Restricted Stock Unit Agreement for Employees